EXHIBIT 10.52

                              Note to Exhibit 10.52



         The following Trust Indenture and Security Agreement is substantially identical in all material respects to three additional Trust Indenture and Security Agreement except as follows:



                                                                                                Aircraft
Owner Participant                                       Date                                    (Tail No.)           Amortization
-----------------                                       ----
NCC Charlie Company*                                    September 10, 1998*                     N575ML*                   *
NCC Charlie Company                                     September 10, 1998                      N576ML                    *
General Electric Capital Corporation                    November 10, 1998                       N577ML                    **
General Electric Capital Corporation                    November 10, 1998                       N578ML                    **






------------------------------

*          Filed document

** As attached to Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.